JANUARY 7, 2016

SUPPLEMENT TO
HARTFORD SMALL COMPANY HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS
EACH DATED MAY 1, 2015,
AS LAST SUPPLEMENTED MAY 27, 2015

Effective June 30, 2016, Jamie A. Rome will be withdrawing from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP (“Wellington Management”), the sub-adviser to The Hartford Small Company Fund (the “Fund”).

Accordingly, effective immediately, Mr. Rome will no longer serve as a portfolio manager for the Fund.  Steven C. Angeli, CFA, Stephen Mortimer, Mario E. Abularach, CFA and Mammen Chally, CFA will continue to serve as the Fund’s portfolio managers.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

January 2016